SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8–K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 20, 2006
Penson Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32878	75-2896356
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 214-765-1100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 20, 2006, Penson Worldwide, Inc. and our subsidiary, SAI Holdings, Inc. entered into an asset purchase agreement with Schonfeld Securities, LLC (“Schonfeld”). Pursuant to the asset purchase agreement we agreed to acquire the securities clearing business of Schonfeld and certain of its affiliates in exchange for shares of our common stock or, subject to certain conditions, cash, both to be paid primarily on an earn-out basis.
Pursuant to the terms of the asset purchase agreement, the purchase price will be paid in five payments, the first of which will consist of an issuance of 1,085,294 shares of Penson Worldwide’s common stock on January 2, 2007. The remaining four payments are anticipated to be made annually in shares of Penson common stock. Among other circumstances, we will have the option of making the payments in cash instead of shares of our common stock to avoid undue dilution and to comply with the listing standards of the Nasdaq Stock Market, Inc. The asset purchase agreement also contemplates the sub-licensing of certain products of Nexa Technologies, Inc., our trading technology subsidiary, to Schonfeld.
We will acquire Schonfeld’s clearing business after we receive regulatory approvals and other conditions are satisfied for the transaction. We may terminate the transaction, among other reasons, if the introducing brokers that account for 95% of Schonfeld’s aggregate average monthly share volume for the five months prior to May 31, 2006 have not converted to our clearing software and certain other conditions have not been fulfilled by May 31, 2007.
In connection with the asset purchase agreement, we and certain of our subsidiaries entered into several contracts with Schonfeld and certain of its affiliates, including (i) a registration rights agreement relating to the registration of the shares of our common stock to be issued under the asset purchase agreement, (ii) multiple guaranty agreements whereby Schonfeld’s parent, among other parties, guarantees Schonfeld’s obligations under the asset purchase agreement and certain other matters, (iii) a stockholder agreement that subjects the sale of the shares to certain limitations, (iv) a services agreement, (v) an execution services agreement, and (vi) a termination/compensation payment agreement whereby Schonfeld and certain of its affiliates agree to either increase the fees under the remaining clearing agreements or make a lump sum payment if one or more of Schonfeld’s affiliates terminates a clearing agreement with our clearing subsidiary or Schonfeld sells its institutional brokerage division. Pursuant to the various clearing agreements, our clearing subsidiary will provide clearing services to Schonfeld and six of its correspondents for which Schonfeld currently provides clearing services.

Item 3.02. Unregistered Sales of Equity Securities.
We have agreed to issue shares of our common stock in connection with the asset purchase agreement described in Item 1.01 above, subject to certain conditions. The shares will not be registered under the Securities Act of 1933, as amended, by virtue of the exemption provided under Section 4(2) and Rule 506 promulgated thereunder. The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.
Cautionary Statements
The description of the asset purchase agreement and related transactions do not purport to be complete and are qualified in their entirety by reference to the asset purchase agreement and the other agreements that we have attached to this Current Report on Form 8-K as exhibits. Except for their status as contractual documents that establish and govern the legal relations among the parties with respect to the transactions described above, the asset purchase agreement and the related transactional documents are not intended to be a source of factual, business or operational information about the parties. Representations and warranties may be used as a tool to allocate risks between the respective parties to the asset purchase agreement and the related transactional documents, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the asset purchase agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the asset purchase agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the asset purchase agreement or the respective transactional documents, which subsequent information may or may not be fully reflected in our public disclosures.
Note on Forward Looking Statements
Statements contained in this Current Report on Form 8-K that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. Penson’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Penson undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
2.1	Asset Purchase Agreement, dated as of November 20, 2006, between SAI Holdings, Inc. and Schonfeld Securities, LLC.

10.1	Registration Rights Agreement, dated as of November 20, 2006, between Penson Worldwide, Inc. and Schonfeld Securities, LLC.

10.2	Stockholder Agreement, dated as of November 20, 2006, between Penson Worldwide, Inc. and Schonfeld Securities, LLC.

10.3	Unconditional Guaranty Agreement, dated as of November 20, 2006, by Schonfeld Group Holdings, LLC in favor of SAI Holdings, Inc. and Penson Financial Services, Inc.

10.4	Unconditional Guaranty Agreement, dated as of November 20, 2006, by Schonfeld Group Holdings, LLC and Steven B. Schonfeld in favor of Penson Financial Services, Inc.

10.5	Termination/Compensation Payment Agreement, dated as of November 20, 2006, by and among Opus Trading Fund LLC, Quantitative Trading Strategies LLC and Penson Financial Services, Inc.

99.1	Press release, dated November 20, 2006, announcing the execution of the asset purchase agreement.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.

Date: November 20, 2006	/s/ Philip A. Pendergraft Name: Philip A. Pendergraft
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1	Asset Purchase Agreement, dated as of November 20, 2006, between SAI Holdings, Inc. and Schonfeld Securities, LLC.

10.1	Registration Rights Agreement, dated as of November 20, 2006, between Penson Worldwide, Inc. and Schonfeld Securities, LLC.

10.2	Stockholder Agreement, dated as of November 20, 2006, between Penson Worldwide, Inc. and Schonfeld Securities, LLC.

10.3	Unconditional Guaranty Agreement, dated as of November 20, 2006, by Schonfeld Group Holdings, LLC in favor of SAI Holdings, Inc. and Penson Financial Services, Inc.

10.4	Unconditional Guaranty Agreement, dated as of November 20, 2006, by Schonfeld Group Holdings, LLC and Steven B. Schonfeld in favor of Penson Financial Services, Inc.

10.5	Termination/Compensation Payment Agreement, dated as of November 20, 2006, by and among Opus Trading Fund LLC, Quantitative Trading Strategies LLC and Penson Financial Services, Inc.

99.1	Press release, dated November 20, 2006, announcing the execution of the asset purchase agreement.